UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09891

DREYFUS PREMIER OPPORTUNITY FUNDS
- Dreyfus Premier Enterprise Fund
	-	Dreyfus Premier Financial Services Fund
	-	Dreyfus Premier Natural Resources Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	09/30

Date of reporting period:	09/30/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier Enterprise Fund

ANNUAL REPORT September 30, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval
of the Fund's Management Agreement
40	Board Members Information
42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier Enterprise Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Enterprise Fund, covering the 12-month period from October 1, 2005, through September 30, 2006.

After more than two years of steady and gradual increases, the Federal Reserve Board (the "Fed") held short-term interest rates unchanged at its meetings in August and September.The Fed has indicated that the U.S. economy has moved to a slower-growth phase of its cycle, as evidenced by softening housing markets in many regions of the United States.Yet, energy prices have moderated from record highs, calming fears that the economy may fall into a full-blown recession.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, while the Dow Jones Industrial Average approached its all-time high, set more than six years ago. Recently, for the first time in several years, large-cap stocks generally have produced higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors’ attitudes toward risk.As always, we encourage you to talk with your financial advisor to ensure that your portfolio remains properly diversified across all investment types based on your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation October 16, 2006

DISCUSSION OF FUND PERFORMANCE

James D. Padgett, CFA, Portfolio Manager

How did Dreyfus Premier Enterprise Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2006, the fund produced total returns of 17.21% for Class A shares, 16.31% for Class B shares, 16.34% for Class C shares and 16.86% for Class T shares.1 In comparison, the fund's benchmark, the Russell 2000 Growth Index (the "Index"), produced a total return of 5.88% .2

Although small-cap growth stocks posted positive returns for the reporting period overall, market conditions weakened during the second and third quarters of 2006 as investors became more concerned about inflation and future economic growth.The fund produced substantially higher returns than the Index, as our security selection strategy generated especially attractive results in the industrials, technology, health care and materials sectors.

What is the fund's investment approach?

The fund seeks capital appreciation.To pursue this goal,the fund normally invests at least 65% of its assets in the stocks of micro-cap companies. Micro-cap companies typically are small (under $650 million market cap) and relatively unknown companies.The fund may also invest in companies with larger market capitalizations, if the portfolio manager believes they represent better prospects for capital appreciation.Although the fund will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.The fund may also invest in securities issued by exchange-traded investment companies, which are designed to track a specific equity index.

We seek investment opportunities in companies with fundamental strengths that indicate the potential for strong profit growth.We focus on individual stock selection, building the portfolio from the bottom up, searching one by one for companies that display one or more of the following characteristics: strong management team; competitive industry position; focused business plan; product or market opportunities; strong business prospects; and the ability to benefit from changes in technology, regulations or industry sector trends.

The Fund 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

What other factors influenced the fund's performance?

Small-cap growth stocks encountered both positive and negative influences over the reporting period. During the first half of the reporting period, robust economic growth and low inflation helped support investor sentiment, and small-cap stock prices advanced strongly. In contrast, investors grew more risk-averse during the second half of the reporting period, when signs of accelerating inflation and slower economic growth began to emerge. As a result, small-cap growth stocks gave back all of the reporting period's previous gains at various low points in mid 2006. Fortunately, inflationary pressures appeared to wane toward the end of the summer, sparking a rally that allowed the fund's benchmark to end the reporting period in a solidly positive territory.

We are pleased that the fund produced consistently strong relative returns in this rapidly changing market environment, which we believe is testament to the efficacy of our disciplined, bottom-up investment process. The fund achieved particularly attractive results in the industrials sector, where outsourcer PeopleSupport more than doubled in value as U.S. companies increasingly turned to the company's Phillipines-based pool of well educated, English speaking call center workers.

The fund also scored above-average gains in the technology sector, which was led higher by printed circuit board maker TTM Technologies and Applied Films, a supplier of thin film deposition equipment used in flat panel displays, solar energy cells and other products. Applied Films was acquired during the reporting period by large-cap technology equipment maker Applied Materials. Among health care companies, medical imaging systems manufacturer Hologic's digital mammography equipment gained broader acceptance in the medical community, boosting revenues. Finally, in the materials sector, copper and gold producer Northgate Minerals gained value as commodity prices rose in the growing global economy.

Although disappointments during the reporting period proved to be relatively mild, our stock selection strategy generally fell short of the benchmark in the financials sector, eroding some of the fund's returns. In the consumer discretionary sector, casual restaurant chain Cosi disappointed investors when it reported minor delays in the roll-out of its store development program.The stock price of EVCI Career Colleges suffered when state regulators expressed concern over admission practices at the company's New York campus. Among energy companies, exploration-and-production companies Toreodor Resources and Gasco

Energy were hurt by moderating energy prices. Finally, accounting restatements and delayed regulatory filings at cable television equipment producer Terayon Communications undermined its shares.

In addition, it is worth mentioning that we have recently established positions in exchange-traded funds that give the fund exposure to the biotechnology industry with less company-specific risk. We believe that this is a prudent way to participate in a potential recovery of biotechnology stocks, which comprise a meaningful portion of the fund's benchmark.

What is the fund's current strategy?

Although the outlook for small-cap stocks has grown cloudier due to signs of a possible economic slowdown, we have continued to find attractive opportunities among individual companies that, in our judgment, have continued to enjoy strong business fundamentals. During times like these, we believe portfolio managers can do well by searching for small companies that are driven more by that company's unique business fundamentals, whereas larger companies may be more closely tied to macro-economic factors. In addition, we believe small companies should continue to benefit from the recently increased merger and acquisition activity as larger suitors look to leverage strong balance sheets to acquire smaller companies and improve their growth profiles. Already, we have had several portfolio holdings that were either acquired or taken private in transactions that generated meaningful price premiums for their shareholders.

October 16, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Since the fund's inception, a significant portion of the fund's performance has been attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. IPOs tend to have a reduced effect on performance as a fund's asset base grows.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Since the fund's inception, a significant portion of the fund's performance has been attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. IPOs tend to have a reduced effect on performance as a fund's asset base grows. The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class T shares of Dreyfus Premier Enterprise Fund on 11/27/00 (inception date) to a $10,000 investment made in the Russell 2000 Growth Index (the "Index") on that date. For comparative purposes, the value of the Index on 11/30/00 is used as the beginning value on 11/27/00. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take account charges, fees and other expenses which can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/06

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	11/27/00	10.49%	18.69%	14.64%
without sales charge	11/27/00	17.21%	20.11%	15.80%
Class B shares
with applicable redemption charge †	11/27/00	12.31%	19.00%	14.83%
without redemption	11/27/00	16.31%	19.20%	14.91%
Class C shares
with applicable redemption charge ††	11/27/00	15.34%	19.22%	14.94%
without redemption	11/27/00	16.34%	19.22%	14.94%
Class T shares
with applicable sales charge (4.5%)	11/27/00	11.62%	18.69%	14.57%
without sales charge	11/27/00	16.86%	19.78%	15.48%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Enterprise Fund from April 1, 2006 to September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2006
	Class A	Class B	Class C	Class T

Expenses paid per $1,000 †	$ 11.45	$ 15.45	$ 15.31	$ 12.92
Ending value (after expenses)	$960.80	$956.80	$956.90	$959.00

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2006
	Class A	Class B	Class C	Class T

Expenses paid per $1,000 †	$ 11.76	$ 15.87	$ 15.72	$ 13.26
Ending value (after expenses)	$1,013.39	$1,009.28	$1,009.43	$1,011.88

† Expenses are equal to the fund's annualized expense ratio of 2.33% for Class A, 3.15% for Class B, 3.12% for Class C and 2.63% for Class T; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS S e p t e m b e r 3 0 , 2 0 0 6
Common Stocks—95.7%	Shares	Value ($)

Aerospace & Defense—1.3%
Ladish	115,075 [a,b]	3,323,366
Air Freight & Logistics—1.0%
HUB Group, Cl. A	119,100 [a,b]	2,713,098
Beverages—.7%
Jones Soda	217,027 [a,b]	1,942,392
Biotechnology—.5%
Senomyx	87,775 [a,b]	1,349,102
Commercial Banks—3.4%
AmericanWest Bancorp	62,350 [a]	1,324,937
Community Bancorp/NV	89,950 [a,b]	2,744,375
Placer Sierra Bancshares	100,000	2,221,000
Preferred Bank/Los Angeles, CA	43,225	2,592,203
		8,882,515
Communications Equipment—2.3%
RADWARE	216,200 [b]	2,933,834
Radyne	265,110 [a,b]	3,244,946
		6,178,780
Computers—2.6%
Neoware	174,425 [a,b]	2,370,436
Rackable Systems	167,300 [b]	4,579,001
		6,949,437
Construction & Engineering—1.0%
ENGlobal	445,900 [a,b]	2,760,121
Consulting Services—1.2%
ICF International	250,000	3,162,500
Consumer Finance—1.4%
Asta Funding	54,225 [a]	2,032,895
United PanAm Financial	104,475 [a,b]	1,617,273
		3,650,168
Consumer Non-Durables & Services—5.4%
Geo Group	82,625 [a,b]	3,490,906
Huron Consulting Group	37,145 [a,b]	1,456,084
LECG	118,000 [b]	2,213,680
PeopleSupport	383,725 [b]	7,098,913
		14,259,583

The Fund 9

S TAT E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares		Value ($)

Diversified Financial Services—.5%
Marlin Business Services	56,600	[a,b]	1,182,940
Electronic Components & Equipment—2.9%
CPI International	209,375	[a]	2,757,469
DTS	225,965	[a,b]	4,785,939
			7,543,408
Energy Equipment & Services—3.5%
Matrix Service	230,850	[a,b]	3,021,827
Tetra Technologies	163,350	[b]	3,946,536
W-H Energy Services	57,275	[b]	2,375,194
			9,343,557
Exchange Traded Funds—6.4%
iShares Nasdaq Biotechnology Index Fund	55,300	[a]	4,080,034
iShares Russell 2000 Growth Index Fund	65,650	[a]	4,745,182
iShares S&P Small Cap600/BARRA	39,600	[a]	4,732,200
PowerShares Dynamic Biotechnology
& Genome Portfolio	202,300	[b]	3,386,502
			16,943,918
Food & Staples Retailing—1.0%
Central European Distribution	114,012	[a,b]	2,669,021
Health Care Equipment—8.5%
Cynosure, Cl. A	104,260		1,511,770
Encore Medical	365,350	[a,b]	2,301,705
I-Flow	289,575	[b]	3,480,691
Iridex	144,600	[b]	1,265,250
Lifecore Biomedical	194,400	[b]	2,741,040
NeuroMetrix	133,575	[a,b]	2,539,261
Spectranetics	126,925	[a,b]	1,485,022
Symmetry Medical	252,100	[a,b]	3,804,189
Volcano	178,850	[a]	2,054,987
West Pharmaceutical Services	34,100		1,339,107
			22,523,022
Health Care Services—6.8%
Five Star Quality Care	349,500	[b]	3,760,620
LHC Group	200,000	[a,b]	4,464,000
Matria Healthcare	49,900	[b]	1,386,721
MWI Veterinary Supply	51,958	[a]	1,742,152
PSS World Medical	59,300	[b]	1,185,407

Common Stocks (continued)	Shares	Value ($)

Health Care Services (continued)
Res-Care	270,200 [a,b]	5,428,318
		17,967,218
Health Care Technology—1.1%
Vital Images	94,107 [a,b]	2,971,899
Hotels, Restaurants &
Leisure—7.5%
Buffalo Wild Wings	94,100 [b]	3,599,325
Century Casinos	282,663 [a,b]	2,809,670
Cosi	460,550 [b]	2,468,548
McCormick & Schmick's
Seafood Restaurants	214,783 [a,b]	4,830,470
Red Lion Hotels	203,500 [b]	2,189,660
Ruth's Chris Steak House	205,258	3,862,956
		19,760,629
Household Products—1.0%
Directed Electronics	173,700 [a]	2,622,870
Internet Retail—.7%
Celebrate Express	145,100 [b]	1,850,025
Internet Software & Services—3.8%
Liquidity Services	208,975 [a]	3,257,920
ValueClick	138,034 [b]	2,559,150
WebSideStory	318,000 [a,b]	4,200,780
		10,017,850
IT Consulting & Services—2.1%
SI International	174,200 [b]	5,570,916
Leisure Equipment & Products—1.9%
MarineMax	194,250 [a,b]	4,943,663
Machinery—3.5%
Flanders	397,475 [a,b]	3,402,386
Gardner Denver	116,575 [b]	3,856,301
Sun Hydraulics	96,075	1,970,498
		9,229,185
Oil & Gas Services—1.8%
Evergreen Energy	180,600 [b]	1,932,420
Gasco Energy	679,025 [a,b]	1,833,368
Toreador Resources	58,250 [a,b]	1,072,965
		4,838,753

The Fund 11

S TAT E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares		Value ($)

Pharmaceutical—1.7%
Auxilium Pharmaceuticals	165,125	[a,b]	1,671,065
CNS	99,200	[a]	2,800,416
			4,471,481
Real Estate—.8%
Grubb & Ellis	230,000	[b]	2,224,100
Semiconductors—6.6%
California Micro Devices CP	387,200	[b]	1,974,720
EMCORE	229,025	[b]	1,355,828
Microtune	456,200	[a,b]	2,217,132
Mindspeed Technologies	493,650	[a,b]	854,014
MIPS Technologies	518,850	[b]	3,502,237
Rudolph Technologies	149,750	[a,b]	2,744,917
Ultratech	149,519	[a,b]	1,991,593
Volterra Semiconductor	179,000	[a,b]	2,908,750
			17,549,191
Software—4.5%
InterVoice	348,400	[a,b]	2,208,856
MapInfo	223,825	[a,b]	2,871,675
Mind CTI	494,200	[a]	1,289,862
Open Solutions	56,475	[a,b]	1,627,045
Radiant Systems	159,350	[b]	1,924,948
Ulticom	197,303	[a,b]	2,053,924
			11,976,310
Specialty Stores—2.3%
Casual Male Retail Group	107,000	[a,b]	1,469,110
Golf Galaxy	130,100	[b]	1,691,300
Guitar Center	64,540	[a,b]	2,883,647
			6,044,057
Thrifts & Mortgage Finance—.6%
Pacific Premier Bancorp	119,925	[b]	1,439,100
Trading Companies & Distributors—2.4%
Houston Wire & Cable	206,200	[a]	3,876,560
Rush Enterprises, Cl. A	146,025	[b]	2,435,697
			6,312,257
Transportation—1.6%
Marten Transport	86,263	[a,b]	1,474,235
Old Dominion Freight Line	95,439	[a,b]	2,866,033
			4,340,268

Common Stocks (continued)	Shares	Value ($)

Wireless Telecommunication Services—1.4%
InPhonic	460,125 [a,b]	3,644,190
Total Common Stocks
(cost $228,710,885)		253,150,890

Other Investment—5.9%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $15,580,000)	15,580,000 [c]	15,580,000

Investment of Cash Collateral
for Securities Loaned—24.5%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $64,763,519)	64,763,519 [c]	64,763,519

Total Investments (cost $309,054,404)	126.1%	333,494,409
Liabilities, Less Cash and Receivables	(26.1%)	(68,833,141)
Net Assets	100.0%	264,661,268

[a] All or a portion of these securities are on loan. At September 30, 2006, the total market value of the fund's securities on loan is $61,049,181 and the total market value of the collateral held by the fund is $65,465,678, consisting of cash collateral of $64,763,519 and U.S. Government and agency securities valued at $702,159.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Money Market Investments	30.4	Consumer Non-Durables & Services	5.4
Health Care Equipment	8.5	Software	4.5
Hotels, Restaurants & Leisure	7.5	Internet Software & Services	3.8
Health Care Services	6.8	Energy Equipment & Services	3.5
Semiconductors	6.6	Other	42.7
Exchange Traded Funds	6.4		126.1

† Based on net assets. See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES S e p t e m b e r 3 0 , 2 0 0 6
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $61,049,181)—Note 1(c):
Unaffiliated issuers	228,710,885	253,150,890
Affiliated issuers	80,343,519	80,343,519
Receivable for investment securities sold		2,810,124
Dividends and interest receivable		149,364
Prepaid expenses		48,160
		336,502,057

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		577,067
Cash overdraft due to custodian		120,617
Liability for securities on loan—Note 1(c)		64,763,519
Payable for investment securities purchased		5,854,831
Payable for shares of Beneficial Interest redeemed		379,683
Accrued expenses		145,072
		71,840,789

Net Assets ($)		264,661,268

Composition of Net Assets ($):
Paid-in capital		194,790,241
Accumulated net realized gain (loss) on investments		45,431,022
Accumulated net unrealized appreciation
(depreciation) on investments		24,440,005

Net Assets ($)		264,661,268

Net Asset Value Per Share
	Class A	Class B	Class C	Class T

Net Assets ($)	150,492,988	43,738,004	68,185,505	2,244,771
Shares Outstanding	6,137,630	1,880,313	2,925,966	93,255

Net Asset Value Per Share ($)	24.52	23.26	23.30	24.07

See notes to financial statements.

STATEMENT OF OPERATIONS Ye a r E n d e d S e p t e m b e r 3 0 , 2 0 0 6
Investment Income ($):
Income:
Interest income	380,708
Cash dividends (net of $10,378 foreign taxes withheld at source):
Unaffiliated issuers	306,713
Affiliated issuers	299,574
Income from securities lending	562,216
Total Income	1,549,211
Expenses:
Investment advisory fee—Note 3(a):
Basic Fee	3,414,320
Performance adjustment	1,517,345
Shareholder servicing costs—Note 3(c)	1,107,956
Distribution fees—Note 3(b)	889,056
Professional fees	87,946
Registration fees	50,192
Prospectus and shareholders’ reports	39,746
Custodian fees—Note 3(c)	31,696
Trustees’ fees and expenses—Note 3(d)	8,337
Miscellaneous	18,241
Total Expenses	7,164,835
Less—reduction in custody fees
due to earnings credits—Note 1(c)	(11,502)
Net Expenses	7,153,333
Investment (Loss)—Net	(5,604,122)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	54,277,142
Net unrealized appreciation (depreciation) on investments	(9,659,351)
Net Realized and Unrealized Gain (Loss) on Investments	44,617,791
Net Increase in Net Assets Resulting from Operations	39,013,669

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2006	2005

Operations ($):
Investment (loss)—net	(5,604,122)	(4,617,033)
Net realized gain (loss) on investments	54,277,142	24,464,944
Net unrealized appreciation
(depreciation) on investments	(9,659,351)	14,366,983
Net Increase (Decrease) in Net Assets
Resulting from Operations	39,013,669	34,214,894

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(11,249,637)	(9,142,512)
Class B shares	(3,973,742)	(4,182,211)
Class C shares	(5,535,023)	(5,087,802)
Class T shares	(174,871)	(175,462)
Total Dividends	(20,933,273)	(18,587,987)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	41,465,436	54,672,326
Class B shares	2,531,962	7,674,023
Class C shares	13,200,083	16,975,532
Class T shares	738,323	264,737
Dividends reinvested:
Class A shares	9,308,618	7,475,468
Class B shares	3,242,329	3,347,583
Class C shares	3,572,632	3,462,252
Class T shares	167,314	166,268
Cost of shares redeemed:
Class A shares	(39,251,703)	(36,713,503)
Class B shares	(10,912,913)	(8,909,513)
Class C shares	(12,848,509)	(13,523,522)
Class T shares	(702,076)	(382,003)
Capital contribution by Dreyfus—Note 3(a)	1,301,858	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	11,813,354	34,509,648
Total Increase (Decrease) in Net Assets	29,893,750	50,136,555

Net Assets ($):
Beginning of Period	234,767,518	184,630,963
End of Period	264,661,268	234,767,518

	Year Ended September 30,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	1,748,774	2,519,428
Shares reinvested	410,994	331,653
Shares redeemed	(1,645,571)	(1,688,494)
Net Increase (Decrease) in Shares Outstanding	514,197	1,162,587

Class B [a]
Shares sold	112,897	365,007
Shares reinvested	149,693	153,700
Shares redeemed	(471,053)	(424,102)
Net Increase (Decrease) in Shares Outstanding	(208,463)	94,605

Class C
Shares sold	584,754	809,357
Shares reinvested	164,944	158,892
Shares redeemed	(558,486)	(644,874)
Net Increase (Decrease) in Shares Outstanding	191,212	323,375

Class T
Shares sold	31,380	12,299
Shares reinvested	7,510	7,469
Shares redeemed	(29,886)	(17,478)
Net Increase (Decrease) in Shares Outstanding	9,004	2,290

[a] During the period ended September 30, 2006, 110,212 Class B shares representing $2,610,014 were automatically converted to 105,068 Class A shares. See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended September 30,

Class A Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	22.70	20.93	17.41	11.64	11.78
Investment Operations:
Investment (loss)—net [a]	(.42)	(.40)	(.47)	(.36)	(.35)
Net realized and unrealized
gain (loss) on investments	4.05	4.34	3.99	6.13	.34
Total from Investment Operations	3.63	3.94	3.52	5.77	(.01)
Distributions:
Dividends from net realized
gain on investments	(1.93)	(2.17)	—	—	(.13)
Capital contribution by Dreyfus	.12	—	—	—	—
Net asset value, end of period	24.52	22.70	20.93	17.41	11.64

Total Return (%) [b]	17.21[c]	18.92	20.22	49.57	(.26)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.28	2.27	2.50	2.87	2.80
Ratio of net expenses
to average net assets	2.28	2.27	2.50	2.87	2.80
Ratio of net investment (loss)
to average net assets	(1.71)	(1.84)	(2.21)	(2.64)	(2.52)
Portfolio Turnover Rate	124.94	156.48	138.14	164.61	191.85

Net Assets, end of period ($ X 1,000)	150,493	127,664	93,371	43,247	19,496

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] If capital contribution as described in Note 3(a) had not been made by Dreyfus, total return for the year ended
September 30, 2006 would have been 16.64%.
See notes to financial statements.

		Year Ended September 30,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	21.80	20.32	17.04	11.48	11.70
Investment Operations:
Investment (loss)—net [a]	(.57)	(.55)	(.61)	(.46)	(.45)
Net realized and unrealized
gain (loss) on investments	3.84	4.20	3.89	6.02	.36
Total from Investment Operations	3.27	3.65	3.28	5.56	(.09)
Distributions:
Dividends from net realized
gain on investments	(1.93)	(2.17)	—	—	(.13)
Capital contribution by Dreyfus	.12	—	—	—	—
Net asset value, end of period	23.26	21.80	20.32	17.04	11.48

Total Return (%) [b]	16.31[c]	17.99	19.25	48.43	(.95)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.07	3.05	3.28	3.65	3.57
Ratio of net expenses
to average net assets	3.07	3.05	3.28	3.65	3.57
Ratio of net investment (loss)
to average net assets	(2.50)	(2.63)	(3.01)	(3.42)	(3.29)
Portfolio Turnover Rate	124.94	156.48	138.14	164.61	191.85

Net Assets, end of period ($ X 1,000)	43,738	45,544	40,525	23,970	15,152

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] If capital contribution as described in Note 3(a) had not been made by Dreyfus, total return for the year ended
September 30, 2006 would have been 15.71%.
See notes to financial statements.

The Fund 19

F I N A N C I A L H I G H L I G H T S (continued)

		Year Ended September 30,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	21.82	20.34	17.05	11.48	11.70
Investment Operations:
Investment (loss)—net [a]	(.58)	(.55)	(.61)	(.45)	(.45)
Net realized and unrealized
gain (loss) on investments	3.87	4.20	3.90	6.02	.36
Total from Investment Operations	3.29	3.65	3.29	5.57	(.09)
Distributions:
Dividends from net realized
gain on investments	(1.93)	(2.17)	—	—	(.13)
Capital contribution by Dreyfus	.12	—	—	—	—
Net asset value, end of period	23.30	21.82	20.34	17.05	11.48

Total Return (%) [b]	16.34[c]	17.98	19.30	48.52	(.95)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.06	3.04	3.27	3.62	3.56
Ratio of net expenses
to average net assets	3.06	3.04	3.27	3.62	3.56
Ratio of net investment (loss)
to average net assets	(2.49)	(2.62)	(3.00)	(3.39)	(3.28)
Portfolio Turnover Rate	124.94	156.48	138.14	164.61	191.85

Net Assets, end of period ($ X 1,000)	68,186	59,675	49,038	25,503	15,493

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] If capital contribution as described in Note 3(a) had not been made by Dreyfus, total return for the year ended
September 30, 2006 would have been 15.74%.
See notes to financial statements.

		Year Ended September 30,

Class T Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	22.37	20.71	17.28	11.58	11.75
Investment Operations:
Investment (loss)—net [a]	(.48)	(.46)	(.52)	(.40)	(.38)
Net realized and unrealized
gain (loss) on investments	3.99	4.29	3.95	6.10	.34
Total from Investment Operations	3.51	3.83	3.43	5.70	(.04)
Distributions:
Dividends from net realized
gain on investments	(1.93)	(2.17)	—	—	(.13)
Capital contribution by Dreyfus	.12	—	—	—	—
Net asset value, end of period	24.07	22.37	20.71	17.28	11.58

Total Return (%) [b]	16.86[c]	18.57	19.85	49.22	(.52)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.57	2.55	2.78	3.14	3.06
Ratio of net expenses
to average net assets	2.56	2.54	2.78	3.14	3.06
Ratio of net investment (loss)
to average net assets	(2.00)	(2.12)	(2.50)	(2.91)	(2.76)
Portfolio Turnover Rate	124.94	156.48	138.14	164.61	191.85

Net Assets, end of period ($ X 1,000)	2,245	1,885	1,697	795	449

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] If capital contribution as described in Note 3(a) had not been made by Dreyfus, total return for the year ended
September 30, 2006 would have been 16.28%.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Enterprise Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund.The fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager" or "Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Founders Asset Management LLC ("Founders") serves as the fund's sub-investment adviser. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, the fund's Distributor.

The fund is closed to new investors. Effective on or about July 17, 2006, the fund's Board members and members of the Fund's investment management team each will be allowed to open new accounts with a one time investment in the fund.

The Distributor is a wholly-owned subsidiary of Dreyfus.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders managed fund since on or before February 28, 2006. Founders is a whollyowned subsidiary of the Distributor.
  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the

The Fund 23

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

The Fund 25

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as "affiliated" in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At September 30, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $30,563,431, undistributed capital gains $15,749,052 and unrealized appreciation $23,558,544.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2006 and September 30, 2005, were as follows: ordinary income $9,174,593 and $4,052,763 and long-term capital gains $11,758,680 and $14,535,224, respectively.

The Fund 27

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

During the period ended September 30, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $5,604,122 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended September 30, 2006, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement with Dreyfus, the fund pays Dreyfus a monthly base fee equal to 1/12th of 1.25% of daily net assets averaged over the most recent month. Each month, before the base fee is paid, the base fee may be increased, or decreased, by a performance adjustment, at the monthly rate of 1/12th of .10% of daily net assets averaged over the past rolling 36 months for each percentage point by which the investment performance of the fund exceeds, or is exceeded by, the performance of the fund's reference index, the Russell 2000 Growth Index over the past rolling 36 months.The maximum performance adjustment for any month cannot exceed a monthly rate of 1/12th of .80% of daily net assets averaged over the past rolling 36 months.The minimum performance adjustment for any month cannot exceed a monthly rate of 1/12th of (.80%) of daily net assets averaged over the past rolling 36 months. The base fee, as adjusted, is accrued daily. During the period ended September 30, 2006, the management fee accrued by the fund (i.e., the sum of each monthly accrual of the base fee as adjusted by the performance adjustment), amounted to 1.81% of the funds average daily net assets, on an annualized basis.

In a September 7, 2006 Order issued by the Securities and Exchange Commission (the "Commission"), Dreyfus was ordered to discontinue calculating the performance adjustment to the management fee under the methodology historically used, and to adjust the calculation in conformity with Section 205(b)(2) and Rule 205-(b)(2) under the Investment Advisers Act of 1940, as amended. Due to prior discussions with the Commission Dreyfus had already adjusted the method used to calculate the management fee. In addition, Dreyfus had agreed to reimburse the fund for any overcharge resulting from the old methodology, plus inter-est.As a result, on November 28, 2005, the manager made a capital contribution of $1,301,858 to the fund, which represented approximately 0.52% of the fund's net assets on that date.The capital contribution,which is reflected in the fund's Paid-in-Capital and the Statement of Changes in Net Assets, reflected an adjustment in the methodology used to calculate the management fee of the fund. Dreyfus believes that this matter does not have a material adverse financial impact on the fund or negatively impacts Dreyfus's ability to render investment services to the fund.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus. Dreyfus pays Founders a sub-investment advisory fee equal to one-half of the management fee that Dreyfus receives from the fund.

During the period ended September 30, 2006, the Distributor retained $47,869 and $510 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $88,889 and $11,348 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the average daily net assets of Class B and Class C shares, and .25% of the average daily net assets of Class T shares. During the period ended September 30, 2006, Class B, Class C and Class T shares were charged $355,647, $527,606 and $5,803, respectively, pursuant to the Plan.

The Fund 29

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2006, Class A, Class B, Class C and Class T shares were charged $382,643, $118,549, $175,869 and $5,803, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2006, the fund was charged $165,950 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2006, the fund was charged $31,696 pursuant to the custody agreement.

During the period ended September 30, 2006, the fund was charged $4,374 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $418,236, Rule 12b-1 distribution plan fees $69,726, shareholder services plan fees $54,540, custodian fees, $7,672, chief compliance officer fees $2,274 and transfer agency per account fees $24,619.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2006, amounted to $323,986,785 and $333,773,878, respectively.

At September 30, 2006, the cost of investments for federal income tax purposes was $309,935,865; accordingly, accumulated net unrealized appreciation on investments was $23,558,544, consisting of $40,405,104 gross unrealized appreciation and $16,846,560 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Trustees Dreyfus Premier Enterprise Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Enterprise Fund (one of the funds comprising Dreyfus Premier Opportunity Funds) as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of September 30, 2006 and confirmation of securities not held by the custodian by correspondence with others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Enterprise Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York November 10, 2006

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 2.14% of the ordinary dividends paid during the fiscal year ended September 30, 2006 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $94 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns. Also, the fund designates $1.0830 per share as a long-term capital gain distribution of the $1.9280 per share paid on December 29, 2005.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND's MANAGEMENT AGREEMENT (Unaudited)

At meetings of the Board of Trustees of the Company held on July 11-12, 2006, the Board considered the re-approval of the fund's Management Agreement, as amended and restated, for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services, and of the Sub-Investment Advisory Agreement, as amended and restated, between the Manager and Founders Asset Management LLC ("Founders"), pursuant to which Founders provides day-to-day management of the fund's portfolio subject to the Manager's oversight.The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the fund's Management Agreement, and by Founders pursuant to the Sub-Investment Advisory Agreement. The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager's representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered Founder's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager's extensive administrative, accounting and compliance infrastructure, as well as the Manager's supervisory activities over Founders.

Comparative Analysis of the Fund's Management Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund's management fee and expense ratio with a group of comparable funds and a broader group of funds that were selected by Lipper and are not subject to a performance management fee ("Expense Group I" and "Expense Universe I," respectively) and with a group of comparable funds and a broader group of funds that were selected by Lipper and are subject to a performance management fee ("Expense Group II" and "Expense Universe II," respectively).The fund is subject to a performance management fee, as more particularly described in Note 3 to the fund's financial statements. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and performance. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select each Expense Group and Expense Universe.

The Board reviewed the results of the comparisons for each Expense Group and Expense Universe for various periods ended May 31, 2006. The Board reviewed the range of management fees and expense ratios of the funds in each Expense Group and Expense Universe, and noted that the fund's expense ratio, based on the fund's basic management fee, ranked in the fifth quintile (among the highest expense ratios) of Expense Group I and Expense Universe I and that the fund's expense ratio, based on the fund's performance management fee, ranked in the fifth quintile of Expense Group II and Expense Universe II. The Manager reviewed the basic management fee and the performance adjustments made to the fee as a result of the fund's performance exceeding the performance of the fund's benchmark index.The Board noted that, as a result of these performance adjustments, the fund's management fee was the highest of the fees paid by the funds in Expense Group I and higher than most of the fees paid by the funds in Expense Group II, but that the fund's management fee could decrease to levels that are below those of the funds in Expense Group

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

I and some of the funds in Expense Group II in the event of the underperformance of the fund relative to its benchmark. The Board also noted that the Manager was currently engaged in discussions with the staff of the Securities and Exchange Commission regarding adjustments to the methodology historically used to calculate the performance adjustments to the management fee. Retroactive application of such adjustments would result in a reduction in aggregate management fees paid by the fund to the Manager during the period from December 2001.

The Board members also reviewed the reports prepared by Lipper that presented the fund's performance and placed significant emphasis on comparisons of performance to two groups of funds that were composed of the same funds included in Expense Group I and Expense Group II ("Performance Group I" and "Performance Group II," respectively) and to two corresponding broader groups of funds ("Performance Universe I" and "Performance Universe II," respectively).The Manager also provided a comparison of the fund's calendar year total returns to the returns of its benchmark index.The Board noted that the fund's performance was above the medians of Performance Group I and Performance Group II and of Performance Universe I and Performance Universe II for the reported periods ended May 31, 2006, noting that the fund's performance for the 1-, 4- and 5-year periods was the highest of Performance Group I and that its performance for the 1-,3-,4- and 5-year periods was the highest of Performance Group II.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the "Similar Funds"), and explained the nature of the Similar Funds and the differences, from the Manager's perspective, in providing services to the Similar Funds as compared to the fund. Representatives of the Manager also noted that there were no other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the

fund.The Managers’ representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance and the services provided; it was noted that the Similar Funds had lower management fees than the basic management fee borne by the fund, but recognized that the fund's fee could be adjusted to a rate lower than the fees charged the Similar Funds if the fund were to underperform. The Board members considered the relevance of the fee information provided for the Similar Funds managed by the Manager to evaluate the appropriateness and reasonableness of the fund's advisory fees.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

The Board considered the fee to Founders in relation to the fee paid to the Manager and the respective services provided by Founders and the Manager. The Board also noted that Founders’ fee is paid by the Manager and not by the fund.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the analysis in light of the relevant circumstances for the fund, noting that economies of scale may be realized as the fund's assets increase and considering whether fee levels reflect these economies of scale for the benefit of fund investors.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager and Founders from acting as investment adviser and sub-investment adviser, respectively, to the fund, including any soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. Since the Manager, and not the fund, pays Founders pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Founders’ profitability to be relevant to the deliberations. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the fund:

  The Board concluded that the nature, extent and quality of the services provided by the Manager and Founders to the fund are adequate and appropriate.
  The Board was satisfied with the fund's overall total return performance.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund and that the fee paid by the Manager to Founders is reasonable and appropriate.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement, as amended and restated, and Sub-Investment Advisory Agreement, as amended and restated, were in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (2000)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189

———————
Clifford L. Alexander, Jr. (73)
Board Member (2000)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 60

———————
Lucy Wilson Benson (79)
Board Member (2000)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 37

David W. Burke (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
Whitney I. Gerard (71)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 35
———————
George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 35

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since April 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since April 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 43

N O T E S

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SECs website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0534AR0906

Dreyfus Premier Financial Services Fund

ANNUAL REPORT September 30, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval
of the Fund's Management Agreement
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier

Financial Services Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Financial Services Fund, covering the 12-month period from October 1, 2005, through September 30, 2006.

After more than two years of steady and gradual increases, the Federal Reserve Board (the "Fed") held short-term interest rates unchanged at its meetings in August and September.The Fed has indicated that the U.S. economy has moved to a slower-growth phase of its cycle, as evidenced by softening housing markets in many regions of the United States.Yet, energy prices have moderated from record highs, calming fears that the economy may fall into a full-blown recession.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, while the Dow Jones Industrial Average approached its all-time high, set more than six years ago. Recently, for the first time in several years, large-cap stocks generally have produced higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors’ attitudes toward risk.As always, we encourage you to talk with your financial advisor to ensure that your portfolio remains properly diversified across all investment types based on your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation October 16, 2006

2

DISCUSSION OF FUND PERFORMANCE

William B. Rubin, Portfolio Manager

How did Dreyfus Premier Financial Services Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2006, the fund produced total returns of 18.76% for its Class A shares, 17.88% for Class B shares, 17.85% for Class C shares, 16.68% for Class R shares and 19.60% for Class T shares.1 In comparison, the fund's benchmark, the Goldman Sachs Financial Services Index, produced a total return of 19.86% for the same period.2

The financial services sector ranked as one of the better performing sectors of the overall stock market over the reporting period, as a strong credit environment and rebounding capital markets more than offset adverse influences, such as rising short-term interest rates. The fund participated in the sector's gains but slightly trailed its benchmark, primarily due to an underweight position in bank stocks which performed better than expected despite earnings headwinds.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of companies in the financial services and financial services-related sectors. These companies may include, for example, commercial banks, thrifts, securities/brokerage firms, insurance companies, real estate-related companies, consumer and commercial finance companies and financial technology and processing companies.

When choosing stocks, the fund first analyzes the financial services sectors, focusing on key macroeconomic, demographic and market trends to determine which sectors are likely to fare best within a particular environment. Based on this analysis, the fund may overweight or underweight certain financial services sectors. Using fundamental analysis, the fund then seeks companies within these sectors that have strong growth prospects, consistent earnings growth, strong balance sheets and attractive returns on equity.The fund will look for companies with attractive valuations and the potential to achieve predictable,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

above-average earnings or revenue growth. The fund typically sells a stock when the reasons for buying it no longer apply, when it achieves our price objective, or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the fund's performance?

Although rising short-term interest rates and volatile energy prices threatened to erode consumer spending and corporate profits during the reporting period, stocks generally advanced on the strength of robust economic growth and generally benign inflation.These conditions enabled the U.S. stock market to weather a period of weakness in the spring of 2006, when fears of accelerating inflation and slower economic growth raised concerns about future business conditions. These worries proved to be relatively short-lived, however, as inflationary pressures seemed to wane over the summer and the Federal Reserve Board held short-term interest rates steady for the first time in more than two years. The stock market rallied over the summer, more than overcoming earlier losses.

The financial sector benefited from these developments more than many other industry groups. Although rising short-term interest rates threatened to erode lenders’ profit margins, business fundamentals remained strong due to a robust credit environment that saw relatively few loan delinquencies, improving trading conditions in the capital markets and higher levels of investment banking activity.

The fund received especially positive performance contributions from its relatively heavy holdings of specialty finance companies, brokerage firms and asset managers, and our stock selection strategy was particularly successful in these areas. Among specialty finance companies, top performers included CapitalSource, which achieved robust loan and earnings growth, and New Century Financial, which rebounded from previously oversold levels due to better-than-expected credit quality and a dividend increase. In the brokerage sector, online service provider E*Trade Financial experienced higher levels of trading activity and, among asset managers, Affiliated Managers Group saw fees rise along with stock prices. Other relatively strong performers included mortgage provider Accredited Home Lenders, where loan growth was stronger than most analysts anticipated, and East West Bancorp, which focuses on providing financial services to the Asian-American community.

4

On the other hand, disappointments during the reporting period included relatively light exposure to banks, which prevented the fund from participating fully in the sub-sector's advance. In addition, results from the fund's bank investments were hindered by its holdings of Puerto Rico-based banks R&G Financial and EuroBancshares, where a lackluster local economy and accounting issues at some banks led to deteriorating investor sentiment. Other detractors from relative performance included credit card issuer Capital One Financial and insurance provider Aon.

What is the fund's current strategy?

As valuations of financial companies increased and signs of a potential economic slowdown emerged, we adopted a sub-sector allocation strategy that more closely matched that of the fund's benchmark. However, we have continued to find what we regard as attractive opportunities among individual companies, and we have been particularly encouraged by recent trends in the capital markets and insurance industry. Consequently, we have maintained our focus on fundamental analysis, which we believe will continue to help us find financial services companies poised for long-term success.

October 16, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through October 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.
A significant portion of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund's asset base grows.
2 SOURCE: Goldman Sachs & Co. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Goldman Sachs Financial Services Index is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities.The index includes companies in the following categories: banking services; commercial and consumer financial services; brokerage firms and asset managers; insurance companies; and real estate companies.Total returns are calculated on a month-end basis.

The Fund 5

FUND PERFORMANCE

† Source: Goldman Sachs & Co.

Past performance is not predictive of future performance.

A significant portion of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund's asset base grows.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Financial Services Fund on 12/28/01 (inception date) to a $10,000 investment made in the Goldman Sachs Financial Services Index (the "Index") on that date. For comparative purposes, the value of the Index on 12/31/01 is used as the beginning value on 12/28/01. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. All dividends and capital gain distributions are reinvested. The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded securities.The Index includes companies in the following categories: banking services; commercial and consumer financial services; brokerage firms and asset managers; insurance companies; and real estate companies.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/06

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	12/28/01	11.94%	8.30%
without sales charge	12/28/01	18.76%	9.65%
Class B shares
with applicable redemption charge †	10/31/03	13.88%	8.86%
without redemption	10/31/03	17.88%	9.73%
Class C shares
with applicable redemption charge ††	10/31/03	16.85%	9.69%
without redemption	10/31/03	17.85%	9.69%
Class R shares	10/31/03	16.68%	9.05%
Class T shares
with applicable sales charge (4.5%)	10/31/03	14.18%	8.51%
without sales charge	10/31/03	19.60%	10.25%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
† †The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Financial Services Fund from April 1, 2006 to September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.61	$ 10.41	$ 10.41	$ 5.35	$ 7.95
Ending value (after expenses)	$1,028.70	$1,025.50	$1,026.10	$1,031.70	$1,045.70

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.58	$ 10.35	$ 10.35	$ 5.32	$ 7.84
Ending value (after expenses)	$1,018.55	$1,014.79	$1,014.79	$1,019.80	$1,017.30

† Expenses are equal to the fund's annualized expense ratio of 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 1.05% for Class R and 1.55% for Class T; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS September 30, 2006
Common Stocks—95.6%	Shares	Value ($)

Banking—15.5%
HSBC Holdings, ADR	1,010	92,445
Marshall & Ilsley	400	19,272
North Fork Bancorporation	1,250	35,800
PNC Financial Services Group	870	63,023
Toronto-Dominion Bank	450	26,613
UnionBanCal	220	13,398
Wachovia	3,300	184,140
Zions Bancorporation	300	23,943
		458,634
Diversified Financial Services—45.8%
AmeriCredit	1,800 [a]	44,982
Ameriprise Financial	800	37,520
Calamos Asset Management, Cl. A	1,000	29,320
Capital One Financial	1,844	145,049
Chicago Mercantile Exchange Holdings	110	52,608
CIT Group	2,310	112,335
Citigroup	1,340	66,558
Countrywide Financial	3,780	132,451
Cowen Group	1,770	27,984
E*TRADE FINANCIAL	1,390 [a]	33,249
Goldman Sachs Group	130	21,992
Investment Technology Group	1,850 [a]	82,787
Janus Capital Group	5,440	107,277
JPMorgan Chase & Co.	3,800	178,448
Merrill Lynch & Co.	2,290	179,124
National Financial Partners	520	21,336
SLM	1,500	77,970
		1,350,990
Insurance—26.9%
ACE	620	33,933
American International Group	1,070	70,898
AON	1,060	35,902
Assurant	1,140	60,887

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Insurance (continued)
Axis Capital Holdings	800	27,752
Chubb	640	33,254
Darwin Professional Underwriters	1,050	23,321
Everest Re Group	360	35,111
Fidelity National Title Group, Cl. A	1,000	20,960
Genworth Financial, Cl. A	440	15,404
Hartford Financial Services Group	590	51,182
Lincoln National	720	44,698
MBIA	290	17,818
MetLife	1,900	107,692
MGIC Investment	500	29,985
PMI Group	500	21,905
Prudential Financial	850	64,812
St. Paul Travelers Cos.	970	45,483
UnumProvident	2,800	54,292
		795,289
Real Estate Investment Trusts—6.2%
Annaly Capital Management	2,400	31,536
CapitalSource	4,436	114,538
Prologis	670	38,230
		184,304
Savings & Loans—1.2%
Golden West Financial	450	34,763
Total Common Stocks
(cost $2,425,093)		2,823,980

10

Other Investment—3.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $93,000)	93,000 [b]	93,000

Total Investments (cost $2,518,093)	98.7%	2,916,980
Cash and Receivables (Net)	1.3%	37,329
Net Assets	100.0%	2,954,309

ADR—American Depository Receipts. [a] Non-income producing security. [b] Investment in affiliated money market mutual fund.
Portfolio Summary †

	Value (%)		Value (%)

Diversified Financial Services	45.8	Money Market Investment	3.1
Insurance	26.9	Savings & Loans	1.2
Banking	15.5
Real Estate Investment Trusts	6.2		98.7

† Based on net assets. See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES September 30, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	2,425,093	2,823,980
Affiliated issuers	93,000	93,000
Cash		36,553
Dividends receivable		2,535
Prepaid expenses		44,691
Due from The Dreyfus Corporation and affiliates—Note 3(c)		11,230
		3,011,989

Liabilities ($):
Accrued expenses		57,680

Net Assets ($)		2,954,309

Composition of Net Assets ($):
Paid-in capital		2,508,372
Accumulated undistributed investment income—net		48,461
Accumulated net realized gain (loss) on investments		(1,411)
Accumulated net unrealized appreciation
(depreciation) on investments		398,887

Net Assets ($)		2,954,309

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	2,619,642	265,539	53,434	4,674	11,020
Shares Outstanding	162,455	16,925	3,393	299.274	688.356

Net Asset Value Per Share ($)	16.13	15.69	15.75	15.62	16.01

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended September 30, 2006
Investment Income ($):
Income:
Cash dividends (net of $136 foreign taxes withheld at source):
Unaffiliated issuers	91,827
Affiliated issuers	498
Interest	309
Income from securities lending	64
Total Income	92,698
Expenses:
Management fee—Note 3(a)	24,940
Registration fees	66,320
Auditing fees	34,225
Legal fees	29,291
Shareholder servicing costs—Note 3(c)	11,380
Prospectus and shareholders’ reports	9,329
Custodian fees—Note 3(c)	5,956
Distribution fees—Note 3(b)	3,120
Interest expense—Note 2	120
Trustees’ fees and expenses—Note 3(d)	30
Miscellaneous	1,036
Total Expenses	185,747
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(141,848)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(125)
Net Expenses	43,774
Investment Income—Net	48,924

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	35,954
Net unrealized appreciation (depreciation) on investments	442,007
Net Realized and Unrealized Gain (Loss) on Investments	477,961
Net Increase in Net Assets Resulting from Operations	526,885

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2006	2005

Operations ($):
Investment income—net	48,924	42,252
Net realized gain (loss) on investments	35,954	238,232
Net unrealized appreciation
(depreciation) on investments	442,007	(259,450)
Net Increase (Decrease) in Net Assets
Resulting from Operations	526,885	21,034

Dividends to Shareholders from ($):
Investment income—net
Class A shares	(35,368)	(15,088)
Class B shares	(2,603)	(1,394)
Class C shares	(275)	(374)
Class T shares	—	(155)
Net realized gain on investments:
Class A shares	(219,761)	(127,950)
Class B shares	(28,476)	(12,471)
Class C shares	(6,189)	(3,733)
Class R shares	(97)	(79)
Class T shares	(329)	(1,267)
Total Dividends	(293,098)	(162,511)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	910,016	1,033,055
Class B shares	91,732	245,996
Class C shares	18,336	52,311
Class R shares	3,198	—
Class T shares	9,804	2,977

14

	Year Ended September 30,

	2006	2005

Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A shares	228,420	138,047
Class B shares	22,732	13,220
Class C shares	4,589	4,032
Class R shares	97	79
Class T shares	329	1,422
Cost of shares redeemed:
Class A shares	(1,223,645)	(357,071)
Class B shares	(195,254)	(70,182)
Class C shares	(42,476)	(30,428)
Class T shares	(3,183)	(17,906)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(175,305)	1,015,552
Total Increase (Decrease) in Net Assets	58,482	874,075

Net Assets ($):
Beginning of Period	2,895,827	2,021,752
End of Period	2,954,309	2,895,827
Undistributed investment income—net	48,461	38,095

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,

	2006	2005

Capital Share Transactions:
Class Aa
Shares sold	58,605	67,767
Shares issued for dividends reinvested	15,260	8,721
Shares redeemed	(78,440)	(23,136)
Net Increase (Decrease) in Shares Outstanding	(4,575)	53,352

Class B [a]
Shares sold	6,050	16,196
Shares issued for dividends reinvested	1,552	850
Shares redeemed	(13,196)	(4,846)
Net Increase (Decrease) in Shares Outstanding	(5,594)	12,200

Class C
Shares sold	1,215	3,410
Shares issued for dividends reinvested	312	259
Shares redeemed	(2,835)	(2,020)
Net Increase (Decrease) in Shares Outstanding	(1,308)	1,649

Class R
Shares sold	217	—
Shares issued for dividends reinvested	6	5
Net Increase (Decrease) in Shares Outstanding	223	5

Class T
Shares sold	612	190
Shares issued for dividends reinvested	22	92
Shares redeemed	(203)	(1,179)
Net Increase (Decrease) in Shares Outstanding	431	(897)

[a] During the period September 30, 2006, 106 Class B shares representing $1,646 were automatically converted to
103 Class A shares and during the period ended September 30, 2005, 4,324 Class B shares representing $62,468 were automatically converted to 4,239 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended September 30,

Class A Shares	2006	2005	2004 [a]	2003	2002 [b]

Per Share Data ($):
Net asset value, beginning of period	14.93	15.79	13.32	10.57	12.50
Investment Operations:
Investment income—net [c]	.27	.28	.14	.14	.07
Net realized and unrealized
gain (loss) on investments	2.42	.10	2.45	2.67	(2.00)
Total from Investment Operations	2.69	.38	2.59	2.81	(1.93)
Distributions:
Dividends from investment income—net	(.21)	(.13)	(.12)	(.06)	—
Dividends from net realized
gain on investments	(1.28)	(1.11)	—	—	—
Total Distributions	(1.49)	(1.24)	(.12)	(.06)	—
Net asset value, end of period	16.13	14.93	15.79	13.32	10.57

Total Return (%)	18.76[d]	1.95[d]	19.70[d]	26.51	(15.44)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	5.84	5.86	3.67	8.54	5.62[e]
Ratio of net expenses
to average net assets	1.30	1.12	1.28	1.11	.99[e]
Ratio of net investment income
to average net assets	1.67	1.79	.93	1.19	.55[e]
Portfolio Turnover Rate	116.60	175.80	67.11	41.53	47.05[e]

Net Assets, end of period ($ x 1,000)	2,620	2,494	1,795	1,440	869

[a] The fund commenced offering five classes of shares on October 31, 2003.The existing shares were redesignated
Class A shares.
[b] From December 28, 2001 (commencement of operations) to September 30, 2002.
[c] Based on average shares outstanding at each month end.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,

Class B Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.58	15.56	14.33
Investment Operations:
Investment income (loss)—net [b]	.14	.17	(.07)
Net realized and unrealized
gain on investments	2.37	.08	1.49
Total from Investment Operations	2.51	.25	1.42
Distributions:
Dividends from investment income—net	(.12)	(.12)	(.19)
Dividends from net realized
gain on investments	(1.28)	(1.11)	—
Total Distributions	(1.40)	(1.23)	(.19)
Net asset value, end of period	15.69	14.58	15.56

Total Return (%) [c]	17.88	1.12	10.02[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	6.69	6.49	3.35[d]
Ratio of net expense to average net assets	2.05	1.87	2.79[d]
Ratio of net investment income
(loss) to average net assets	.94	1.13	(.53)[d]
Portfolio Turnover Rate	116.60	175.80	67.11

Net Assets, end of period ($ x 1,000)	266	328	161

[a] From October 31, 2003 (commencement of initial offering) to September 30, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

	Year Ended September 30,

Class C Shares	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	14.58	15.56	14.33
Investment Operations:
Investment income—net [b]	.14	.15	.01
Net realized and unrealized
gain on investments	2.37	.09	1.41
Total from Investment Operations	2.51	.24	1.42
Distributions:
Dividends from investment income—net	(.06)	(.11)	(.19)
Dividends from net realized
gain on investments	(1.28)	(1.11)	—
Total Distributions	(1.34)	(1.22)	(.19)
Net asset value, end of period	15.75	14.58	15.56

Total Return (%) [c]	17.85	1.04	10.02[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	6.62	6.82	3.77[d]
Ratio of net expense to average net assets	2.05	2.07	2.18[d]
Ratio of net investment income
to average net assets	.94	.95	.09[d]
Portfolio Turnover Rate	116.60	175.80	67.11

Net Assets, end of period ($ x 1,000)	53	69	47

[a] From October 31, 2003 (commencement of initial offering) to September 30, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,

Class R Shares	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	14.55	15.54	14.33
Investment Operations:
Investment income (loss)—net [b]	.23	.03	(.01)
Net realized and unrealized
gain on investments	2.12	.09	1.44
Total from Investment Operations	2.35	.12	1.43
Distributions:
Dividends from investment income—net	—	—	(.22)
Dividends from net realized
gain on investments	(1.28)	(1.11)	—
Total Distributions	(1.28)	(1.11)	(.22)
Net asset value, end of period	15.62	14.55	15.54

Total Return (%)	16.68	.25	10.08[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	6.98	7.43	4.04[c]
Ratio of net expense to average net assets	1.05	2.76	2.04[c]
Ratio of net investment income
(loss) to average net assets	1.57	.17	(.04)[c]
Portfolio Turnover Rate	116.60	175.80	67.11

Net Assets, end of period ($ x 1,000)	5	1	1

[a] From October 31, 2003 (commencement of initial offering) to September 30, 2004. [b] Based on average shares outstanding at each month end. [c] Not annualized. See notes to financial statements.

20

	Year Ended September 30,

Class T Shares	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	14.55	15.53	14.33
Investment Operations:
Investment income (loss)—net [b]	.20	.14	(.11)
Net realized and unrealized
gain on investments	2.54	.13	1.51
Total from Investment Operations	2.74	.27	1.40
Distributions:
Dividends from investment income—net	—	(.14)	(.20)
Dividends from net realized
gain on investments	(1.28)	(1.11)	—
Total Distributions	(1.28)	(1.25)	(.20)
Net asset value, end of period	16.01	14.55	15.53

Total Return (%) [c]	19.60	1.19	9.88[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	10.67	6.12	3.30[d]
Ratio of net expense to average net assets	1.55	1.77	2.82[d]
Ratio of net investment income
(loss) to average net assets	1.63	.91	(.83)[d]
Portfolio Turnover Rate	116.60	175.80	67.11

Net Assets, end of period ($ x 1,000)	11	4	18

[a] From October 31, 2003 (commencement of initial offering) to September 30, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Financial Services Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund.The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue an unlimited number of shares of $.001 par value Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.

22

  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

As of September 30, 2006, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 44,769 Class A shares, 82 Class R shares and 83 Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the proce-

24

dures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of,or loss of rights in,the securities loaned should a borrower fail to return the securities in a timely manner

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At September 30, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $48,313, undistributed capital gains $17,391 and unrealized appreciation $380,233.

26

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2006 and September 30, 2005, were as follows: ordinary income $183,990 and $111,014 and long-term capital gains $109,108 and $51,497, respectively.

During the period ended September 30, 2006, as a result of permanent book to tax differences primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $312 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $250 thousand for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the line of credit during the period ended September 30, 2006, was approximately $2,100 with a related weighted average annualized interest rate of 5.81% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .80% of the value of the fund's average daily net assets and is payable monthly.The Manager has undertaken from October 1, 2005 through September 30, 2006 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.05% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

expense. The expense reimbursement, pursuant to the undertaking, amounted to $141,848 during the period ended September 30, 2006.

During the period ended September 30, 2006, the Distributor retained $2,700 from commissions earned on sales of the fund's Class A shares, and $1,234 and $10 from CDSC on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2006, Class B, Class C and Class T shares were charged $2,579, $533 and $8, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2006, Class A, Class B, Class C and Class T shares were charged $6,744, $859, $178 and $8, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the

28

fund. During the period ended September 30, 2006, the fund was charged $1,951 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2006, the fund was charged $5,956 pursuant to the custody agreement.

During the period ended September 30, 2006, the fund was charged $4,374 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,860, Rule 12b-1 distribution plan fees $190, shareholder services plan fees $580, custodian fees $2,841, chief compliance officer fees $2,274 and transfer agency per account fees $1,528, which are offset against an expense reimbursement currently in effect in the amount of $20,503.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2006, amounted to $3,591,113 and $4,038,520, respectively.

At September 30, 2006, the cost of investments for federal income tax purposes was $2,536,747; accordingly, accumulated net unrealized appreciation on investments was $380,233, consisting of $409,071 gross unrealized appreciation and $28,838 gross unrealized depreciation.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Subsequent Event:

At a meeting of the Board of Trustees of Dreyfus Premier Opportunity Funds, on behalf of the fund, held on October 19, 2006, the Board approved the liquidation of the fund effective on or about December 6, 2006.Accordingly, effective on or about November 3, 2006, no new or subsequent investments in the fund will be permitted. In addition, effective on or about October 20, 2006, the CDSC applicable to redemptions of Class B and Class C shares and certain Class A and Class T shares of the fund will be waived on any redemption of such fund shares.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Trustees Dreyfus Premier Financial Services Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Financial Services Fund (one of the funds comprising Dreyfus Premier Opportunity Funds) as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of September 30, 2006 and confirmation of securities not held by the custodian by correspondence with others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Financial Services Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York November 10, 2006

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates 33.34% of the ordinary dividends paid during the fiscal year ended September 30, 2006 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $242 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns. Also, the fund designates $.5480 per share as a long-term capital gain distribution paid on December 16, 2005.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND's MANAGEMENT AGREEMENT (Unaudited)

At meetings of the Board of Trustees of the Company held on July 11-12,2006,the Board considered the re-approval of the fund's Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the fund's Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Management Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund's management fee

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

and expense ratio with a group of comparable funds (the "Expense Group") and with a broader group of funds (the "Expense Universe") that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended May 31, 2006. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund's expense ratio ranked in the first quintile (among the lowest expense ratios) of the Expense Group and Expense Universe. The Board considered that the current fee waiver and expense reimbursement arrangement undertaken by the Manager had caused the fund's expense ratio to be lower than the Expense Group and Expense Universe medians.

The Board members also reviewed the reports prepared by Lipper that presented the fund's performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the "Performance Group") that were composed of the same funds included in the Expense Group and to a broader group of funds (the "Performance Universe").The Manager also provided a comparison of the fund's calendar year total returns to the returns of its benchmark index. The Board noted that the fund's performance was below the medians of the Performance Group for the 1- and 2-year periods, and was above the medians for the 3- and 4-year periods, ended May 31, 2006, and was below the Performance Universe medians for the 1- and 2-year periods and was above the Performance Universe medians for the 3- and 4-year periods. The Board also noted the fund's favorable relative total return performance in the longer term.

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund.

34

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the analysis in light of the relevant circumstances for the fund, noting that economies of scale may be realized as the fund's assets increase and considering whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the fund's overall performance and generally superior service levels provided. The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the fund:

  The Board concluded that the nature,extent and quality of the services provided by the Manager to the fund are adequate and appropriate.
  While the Board was concerned with the fund's one- and two-year total return performance, the Board was satisfied with the fund's longer term performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (2000)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
Clifford L. Alexander, Jr. (73)
Board Member (2000)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 60
———————
Lucy Wilson Benson (79)
Board Member (2000)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 37

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
Whitney I. Gerard (71)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 35
———————
George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 35

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since April 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since April 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

40

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0069AR0906

Dreyfus Premier Natural Resources Fund

ANNUAL REPORT September 30, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval
of the Fund's Management Agreement
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier Natural Resources Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Natural Resources Fund, covering the 12-month period from October 1, 2005, through September 30, 2006.

After more than two years of steady and gradual increases, the Federal Reserve Board (the "Fed") held short-term interest rates unchanged at its meetings in August and September.The Fed has indicated that the U.S. economy has moved to a slower-growth phase of its cycle, as evidenced by softening housing markets in many regions of the United States.Yet, energy prices have moderated from record highs, calming fears that the economy may fall into a full-blown recession.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, while the Dow Jones Industrial Average approached its all-time high, set more than six years ago. Recently, for the first time in several years, large-cap stocks generally have produced higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors’ attitudes toward risk.As always, we encourage you to talk with your financial advisor to ensure that your portfolio remains properly diversified across all investment types based on your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation October 16, 2006

2

DISCUSSION OF FUND PERFORMANCE

Alexander S. Marshall and William E. Costello, Portfolio Managers

How did Dreyfus Premier Natural Resources Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2006, the fund produced a total return of 0.88% for Class A shares, 0.03% for Class B shares, 0.09% for Class C shares, 1.12% for Class R shares and 0.60% for Class T shares.1 This compares with the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which produced a total return of 10.78% for the same period.2 The Goldman Sachs Natural Resource Index, which more closely reflects the fund's composition, returned 3.51% for the period.3

We attribute these results primarily to fluctuating commodity prices. Oil and natural gas prices declined sharply during the second half of the reporting period, undermining energy stocks and causing the Goldman Sachs Natural Resource Index to lag significantly behind the S&P 500 Index. The fund suffered from the decline in energy stocks to an even greater degree than the Goldman Sachs Index due to its relatively heavy exposure to some of the smaller, more volatile companies in the energy sector.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. Effective February 1, 2006, the fund normally invests at least 80% of its assets in stocks of companies in the natural resources and natural resources-related sectors. These companies may include, for example, companies involved either directly or through subsidiaries in exploring, mining, drilling, refining, processing, transporting, distributing, fabricating, dealing in or owning natural resources and companies providing environmental services.The fund typically will invest in equity securities of U.S.-based companies, but may invest up to 45% of its total assets in foreign securities, including emerging market securities. The fund's stock investments may

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

include common stocks, preferred stocks, warrants and convertible securities, including those purchased in initial public offerings and American Depository Receipts (ADRs). The fund may also invest in exchange-traded funds, which generally are designed to provide investment results corresponding to an index.

The fund invests in growth and value stocks, and typically will maintain exposure to the major natural resources sectors. Using fundamental research and direct management contact, the portfolio managers seek stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial conditions.The portfolio managers also look for special situations, such as corporate restructurings, turnarounds or management changes that could increase the stock price.The fund typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance or when a stock is fully valued by the market.The fund may also sell a stock to secure gains, limit losses or re-deploy assets into more promising opportunities.

What other factors influenced the fund's performance?

Energy commodity prices fluctuated sharply during the reporting period due to shifting supply-and-demand dynamics. Prices for standard crude oil surged to over $78 per barrel in the summer of 2006, then retreated toward $60 by the end of the reporting period. Natural gas prices proved even more volatile, climbing to more than $15 per MMBtu in December 2005 before sliding to nearly $4 in September 2006.

The fund sought to capitalize on rising energy commodity prices by focusing on independent oil and gas exploration and production companies, such as Southwestern Energy. While such stocks benefited from rising commodity prices in late 2005 and early 2006, they tended to underperform larger, integrated oil and gas companies as prices fell during the second half of the reporting period. In addition, one independent producer, Gasco Energy, encountered operational difficulties that led us to sell the fund's shares. Other notably weak performing energy holdings included land drillers Pioneer Drilling and Patterson-UTI Energy, which were highly leveraged to natural gas prices. Several refinery holdings suffered due to seasonal pressures and technical market adjustments.

4

On a more positive note, many of the fund's investments in the energy services sector generated strong returns. Top performers included Hercules Offshore, Transocean and Western Gas Resources, the latter of which rose on an acquisition offer.The fund's minerals and mining investments also contributed positively to the fund's performance, led by Australia-based zinc and lead producer Zinifex Ltd.

What is the fund's current strategy?

As of the end of the reporting period, we believe that natural gas prices stand at attractively low levels compared to other energy commodities and in light of seasonal pricing trends. Accordingly, we have emphasized companies linked to natural gas production and distribution. At the same time, the fund's assets remain invested among a wide range of energy-related companies and mineral and mining businesses.

October 16, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost.
Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund's asset base grows.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
3 SOURCE: Goldman Sachs & Co. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Goldman Sachs Natural Resource Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded natural resources-related
stocks.The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. It is a modified capitalization-weighted index and component companies must meet objective criteria for inclusion.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Natural Resources Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Standard & Poor's 500 Composite Stock Price Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Natural Resources Fund on 10/31/03 (inception date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of overall U.S. stock market performance.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/06

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	10/31/03	(4.93)%	25.01%
without sales charge	10/31/03	0.88%	27.57%
Class B shares
with applicable redemption charge †	10/31/03	(3.71)%	25.93%
without redemption	10/31/03	0.03%	26.59%
Class C shares
with applicable redemption charge ††	10/31/03	(0.85)%	26.63%
without redemption	10/31/03	0.09%	26.63%
Class R shares	10/31/03	1.12%	27.92%
Class T shares
with applicable sales charge (4.5%)	10/31/03	(3.93)%	25.26%
without sales charge	10/31/03	0.60%	27.26%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Natural Resources Fund from April 1, 2006 to September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.26	$ 10.86	$ 10.87	$ 6.05	$ 8.46
Ending value (after expenses)	$930.40	$926.10	$926.30	$930.80	$929.10

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.59	$ 11.36	$ 11.36	$ 6.33	$ 8.85
Ending value (after expenses)	$1,017.55	$1,013.79	$1,013.79	$1,018.80	$1,016.29

Expenses are equal to the fund's annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, 1.25% for Class R and 1.75% for Class T; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS September 30, 2006
Common Stocks—99.9%	Shares		Value ($)

Energy—54.5%
Apache	6,700		423,440
Arena Resources	12,800	[a]	411,136
Bois d’Arc Energy	9,900	[a]	151,470
Canadian Natural Resources	9,200		419,336
Chesapeake Energy	27,600		799,848
Chevron	7,060		457,911
CNX Gas	17,700	[a]	410,109
ConocoPhillips	8,490		505,410
Delta Petroleum	7,000	[a]	157,640
Denbury Resources	18,600	[a]	537,540
Devon Energy	2,200		138,930
ENSCO International	8,400		368,172
EXCO Resources	17,700		219,657
Exploration Co. of Delaware	34,700	[a]	332,079
Exxon Mobil	8,700		583,770
Helix Energy Solutions Group	6,200	[a]	207,080
Hess	10,900		451,478
Marathon Oil	9,750		749,775
Newfield Exploration	7,100	[a]	273,634
Noble Energy	11,400		519,726
Occidental Petroleum	10,800		519,588
OPTI Canada	10,800	[a]	172,900
Parallel Petroleum	17,600	[a]	353,056
Peabody Energy	12,500		459,750
PetroQuest Energy	20,700	[a]	215,901
Range Resources	11,000		277,640
Riata Energy	18,000	[a,b,c]	324,000
Schlumberger	13,400		831,202
Southwestern Energy	27,200	[a]	812,464
Sunoco	7,000		435,330
Tesoro	2,200		127,556
Total, ADR	5,100		336,294
Ultra Petroleum	3,500	[a]	168,385
Unit	10,600	[a]	487,282
Valero Energy	14,400		741,168
XTO Energy	13,600		572,968
			14,953,625

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Exchange Traded Funds—2.3%
iShares COMEX Gold Trust	4,510 [a]	268,345
streetTRACKS Gold Trust	6,355 [a]	377,741
		646,086
Industrial Services—32.3%
Baker Hughes	6,810	464,442
Basic Energy Services	12,550	306,220
BJ Services	12,600	379,638
Cameron International	4,000 [a]	193,240
Chicago Bridge & Iron (NY Shares)	7,600	182,856
Diamond Offshore Drilling	5,100	369,087
Global Industries	8,600 [a]	133,816
GlobalSantaFe	14,780	738,852
Grant Prideco	15,258 [a]	580,262
Halliburton	17,700	503,565
Helmerich & Payne	8,800	202,664
Hercules Offshore	20,400	633,420
Hornbeck Offshore Services	3,500 [a]	117,250
McDermott International	11,950 [a]	499,510
Nabors Industries	11,600 [a]	345,100
National Oilwell Varco	12,000 [a]	702,600
Noble	3,670	235,541
Pioneer Drilling	22,100 [a]	283,764
Tenaris, ADR	11,300	399,794
TODCO	11,900 [a]	411,740
Transocean	6,460 [a]	473,066
Weatherford International	13,160 [a]	549,035
Williams Cos.	5,900	140,833
		8,846,295
Non-Energy Minerals—6.9%
Agnico-Eagle Mines	2,600	80,938
BHP Billiton, ADR	9,600	363,648
Cameco	7,400	270,618
Cleveland-Cliffs	3,800	144,818
FNX Mining	18,100 [a]	203,162
Rio Tinto, ADR	700	132,741

10

Common Stocks (continued)	Shares	Value ($)

Non-Energy Minerals (continued)
Teck Cominco, Cl. B	3,200	200,197
Zinifex	56,700	496,671
		1,892,793
Process Industries—1.3%
Praxair	3,200	189,312
Rohm & Haas	3,600	170,460
		359,772
Utilities—2.6%
Questar	8,600	703,222

Total Investments (cost $25,002,912)	99.9%	27,401,793
Cash and Receivables (Net)	.1%	21,719
Net Assets	100.0%	27,423,512

ADR—American Depository Receipts
[a] Non-income producing security.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, these securities amounted to $324,000 or 1.2% of net assets.
[c] The value of this security has been determined in good faith under the direction of the Board of Trustees.

Portfolio Summary †

	Value (%)		Value (%)

Energy	54.5	Exchange Traded Funds	2.3
Industrial Services	32.3	Process Industries	1.3
Non-Energy Minerals	6.9
Utilities	2.6		99.9

† Based on net assets. See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES September 30, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	25,002,912	27,401,793
Cash		287,154
Dividends and interest receivable		12,308
Receivable for shares of Beneficial Interest subscribed		9,036
Cash denominated in foreign currencies	13	13
Prepaid expenses		33,622
		27,743,926

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		27,732
Payable for shares of Beneficial Interest redeemed		158,755
Payable for investment securities purchased		91,756
Accrued expenses		42,171
		320,414

Net Assets ($)		27,423,512

Composition of Net Assets ($):
Paid-in capital		24,403,153
Accumulated Investment (loss)—net		(162,697)
Accumulated net realized gain (loss) on investments		784,175
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		2,398,881

Net Assets ($)		27,423,512

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	15,422,869	6,171,540	4,376,616	572,701	879,786
Shares Outstanding	670,891	273,718	193,412	24,747	38,370

Net Asset Value Per Share ($)	22.99	22.55	22.63	23.14	22.93

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended September 30, 2006
Investment Income ($):
Income:
Cash dividends (net of $6,014 foreign taxes withheld at source):
Unaffiliated issuers	240,876
Affiliated issuers	17,649
Income on securities lending	2,900
Total Income	261,425
Expenses:
Management fee—Note 3(a)	201,766
Shareholder servicing costs—Note 3(c)	104,663
Distribution fees—Note 3(b)	90,870
Registration fees	67,661
Auditing fees	30,755
Prospectus and shareholders’ reports	17,362
Legal fees	13,684
Custodian fees—Note 3(c)	6,639
Trustees’ fees and expenses—Note 3(d)	2,634
Interest expense—Note 2	457
Miscellaneous	12,524
Total Expenses	549,015
Less—reduction in management fee due to undertaking—Note 3(a)	(55,395)
Net Expenses	493,620
Investment (Loss)—Net	(232,195)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,176,592
Net realized gain (loss) on forward currency exchange contracts	(227)
Net Realized Gain (Loss)	1,176,365
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(1,257,956)
Net Realized and Unrealized Gain (Loss) on Investments	(81,591)
Net (Decrease) in Net Assets Resulting from Operations	(313,786)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2006	2005

Operations ($):
Investment income (loss)—net	(232,195)	32,488
Net realized gain (loss) on investments	1,176,365	1,142,834
Net unrealized appreciation
(depreciation) on investments	(1,257,956)	3,072,363
Net Increase (Decrease) in Net Assets
Resulting from Operations	(313,786)	4,247,685

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(148,457)	(10,565)
Class B shares	(83,211)	(1,944)
Class C shares	(48,862)	—
Class R shares	(6,016)	(1,226)
Class T shares	(7,454)	—
Net realized gain on investments:
Class A shares	(530,393)	(88,375)
Class B shares	(354,458)	(35,323)
Class C shares	(219,944)	(22,537)
Class R shares	(19,950)	(8,283)
Class T shares	(28,681)	(6,760)
Total Dividends	(1,447,426)	(175,013)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	13,615,370	6,794,860
Class B shares	2,591,255	5,583,950
Class C shares	2,750,396	3,017,664
Class R shares	455,374	219,931
Class T shares	789,314	364,163

14

	Year Ended September 30,

	2006	2005

Beneficial Interest Transactions ($) (continued):
Dividends Reinvested:
Class A shares	488,022	56,778
Class B shares	398,675	34,055
Class C shares	226,463	21,365
Class R shares	24,967	9,306
Class T shares	31,693	6,760
Cost of shares redeemed:
Class A shares	(5,960,002)	(2,626,929)
Class B shares	(3,077,997)	(938,739)
Class C shares	(2,137,532)	(556,542)
Class R shares	(154,323)	(361,951)
Class T shares	(347,365)	(317,574)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	9,694,310	11,307,097
Total Increase (Decrease) in Net Assets	7,933,098	15,379,769

Net Assets ($):
Beginning of Period	19,490,414	4,110,645
End of Period	27,423,512	19,490,414
Undistributed investment income (loss)—net	(162,697)	50,463

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,

	2006	2005

Capital Share Transactions:
Class Aa
Shares sold	557,540	341,267
Shares issued for dividends reinvested	21,754	3,261
Shares redeemed	(247,639)	(132,747)
Net Increase (Decrease) in Shares Outstanding	331,655	211,781

Class B [a]
Shares sold	108,262	278,327
Shares issued for dividends reinvested	17,999	1,970
Shares redeemed	(127,801)	(47,654)
Net Increase (Decrease) in Shares Outstanding	(1,540)	232,643

Class C
Shares sold	114,815	152,508
Shares issued for dividends reinvested	10,196	1,233
Shares redeemed	(91,309)	(29,904)
Net Increase (Decrease) in Shares Outstanding	33,702	123,837

Class R
Shares sold	18,235	11,416
Shares issued for dividends reinvested	1,108	533
Shares redeemed	(6,309)	(20,233)
Net Increase (Decrease) in Shares Outstanding	13,034	(8,284)

Class T
Shares sold	32,318	18,269
Shares issued for dividends reinvested	1,414	388
Shares redeemed	(13,149)	(17,773)
Net Increase (Decrease) in Shares Outstanding	20,583	884

[a] During the period ended September 30, 2006 50,409 Class B shares representing $1,230,670 were automatically converted to 49,684 Class A shares and during the period ended September 30, 2005, 15,455 Class B shares representing $328,476 were automatically converted to 15,283 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Year Ended September 30,

Class A Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	24.40	16.96	12.50
Investment Operations:
Investment income (loss)—net [b]	(.13)	.13	.10
Net realized and unrealized
gain (loss) on investments	.31	7.90	4.36
Total from Investment Operations	.18	8.03	4.46
Distributions:
Dividends from investment income—net	(.35)	(.06)	—
Dividends from net realized
gain on investments	(1.24)	(.53)	—
Total Distributions	(1.59)	(.59)	—
Net asset value, end of period	22.99	24.40	16.96

Total Return (%) [c]	.88	48.74	35.68[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.70	2.57	6.80[d]
Ratio of net expenses to average net assets	1.50	1.51	1.38[d]
Ratio of net investment income (loss)
to average net assets	(.52)	.66	.65[d]
Portfolio Turnover Rate	69.92	114.16	155.28[d]

Net Assets, end of period ($ x 1,000)	15,423	8,278	2,162

[a] From October 31, 2003 (commencement of operations) to September 30, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,

Class B Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	24.10	16.84	12.50
Investment Operations:
Investment (loss)—net [b]	(.31)	(.00)[c]	(.01)
Net realized and unrealized
gain (loss) on investments	.29	7.82	4.35
Total from Investment Operations	(.02)	7.82	4.34
Distributions:
Dividends from investment income—net	(.29)	(.03)	—
Dividends from net realized
gain on investments	(1.24)	(.53)	—
Total Distributions	(1.53)	(.56)	—
Net asset value, end of period	22.55	24.10	16.84

Total Return (%) [d]	.03	47.71	34.72[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.49	3.19	8.44[e]
Ratio of net expense to average net assets	2.25	2.26	2.07[e]
Ratio of net investment (loss)
to average net assets	(1.29)	(.01)	(.05)[e]
Portfolio Turnover Rate	69.92	114.16	155.28[e]

Net Assets, end of period ($ x 1,000)	6,172	6,634	718

[a] From October 31, 2003 (commencement of operations) to September 30, 2004.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than ($.01) per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

18

	Year Ended September 30,

Class C Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	24.15	16.85	12.50
Investment Operations:
Investment income (loss)—net [b]	(.31)	.01	(.01)
Net realized and unrealized gain
(loss) on investments	.31	7.82	4.36
Total from Investment Operations	—	7.83	4.35
Distributions:
Dividends from investment income—net	(.28)	—	—
Dividends from net realized
gain on investments	(1.24)	(.53)	—
Total Distributions	(1.52)	(.53)	—
Net asset value, end of period	22.63	24.15	16.85

Total Return (%) [c]	.09	47.68	34.80[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.42	3.17	8.12[d]
Ratio of net expense to average net assets	2.25	2.21	2.07[d]
Ratio of net investment income
(loss) to average net assets	(1.28)	.03	(.09)[d]
Portfolio Turnover Rate	69.92	114.16	155.28[d]

Net Assets, end of period ($ x 1,000)	4,377	3,857	604

[a] From October 31, 2003 (commencement of operations) to September 30, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,

Class R Shares	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	24.53	17.01	12.50
Investment Operations:
Investment income (loss)—net [b]	(.07)	.15	.11
Net realized and unrealized gain
(loss) on investments	.29	7.98	4.40
Total from Investment Operations	.22	8.13	4.51
Distributions:
Dividends from investment income—net	(.37)	(.08)	—
Dividends from net realized
gain on investments	(1.24)	(.53)	—
Total Distributions	(1.61)	(.61)	—
Net asset value, end of period	23.14	24.53	17.01

Total Return (%)	1.12	49.15	36.08[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.38	2.61	8.19[c]
Ratio of net expense to average net assets	1.25	1.23	1.15[c]
Ratio of net investment income
(loss) to average net assets	(.28)	.81	.75[c]
Portfolio Turnover Rate	69.92	114.16	155.28[c]

Net Assets, end of period ($ x 1,000)	573	287	340

[a] From October 31, 2003 (commencement of operations) to September 30, 2004. [b] Based on average shares outstanding at each month end. [c] Not annualized. See notes to financial statements.

20

	Year Ended September 30,

Class T Shares	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	24.38	16.93	12.50
Investment Operations:
Investment income (loss)—net [b]	(.19)	.06	.04
Net realized and unrealized gain
(loss) on investments	.30	7.92	4.39
Total from Investment Operations	.11	7.98	4.43
Distributions:
Dividends from investment income—net	(.32)	—	—
Dividends from net realized
gain on investments	(1.24)	(.53)	—
Total Distributions	(1.56)	(.53)	—
Net asset value, end of period	22.93	24.38	16.93

Total Return (%) [c]	.60	48.36	35.44[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.05	3.03	9.09[d]
Ratio of net expense to average net assets	1.75	1.80	1.61[d]
Ratio of net investment income
(loss) to average net assets	(.80)	.30	.25[d]
Portfolio Turnover Rate	69.92	114.16	155.28[d]

Net Assets, end of period ($ x 1,000)	880	434	286

[a] From October 31, 2003 (commencement of operations) to September 30, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Natural Resources Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund.The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

On January 26, 2006, the Board of Directors approved a change of the fund name from "Dreyfus Premier Natural Leaders Fund" to "Dreyfus Premier Natural Resources Fund". This change became effective February 1, 2006.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfusmanaged fund, including the fund, or a Founders Asset Managed LLC ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor

22

  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data,

24

the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain

26

tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At September 30, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $323,233, undistributed capital gains $496,366 and unrealized appreciation $2,200,760.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2006 and September 30, 2005 were as follows: ordinary income $ 971,823 and $173,837 and long-term capital gains $475,603 and $1,176, respectively.

During the period ended September 30, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, net operating losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $313,035 and decreased accumulated net realized gain (loss) on investment by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $500 thousand for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding under either line of credit during the period ended September 30, 2006, was $9,500 with a related weighted average annualized interest rate of 4.84% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from October 31, 2005 through September 30, 2006, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $55,395 during the period ended September 30, 2006.

During the period ended September 30, 2006, the Distributor retained $27,809 and $1,004 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $9,695 and $3,926 from CDSC on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2006, Class B, Class C and Class T shares were charged $52,701, $36,378 and $1,791, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.

28

The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2006, Class A, Class B, Class C and Class T shares were charged $34,532, $17,567, $12,126 and $1,791, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2006, the fund was charged $24,616 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2006, the fund was charged $6,639 pursuant to the custody agreement.

During the period ended September 30, 2006, the fund was charged $4,374 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $17,498, Rule 12b-1 distribution plan fees $7,075, shareholder services plan fees $5,711, custodian fees $1,450, chief compliance officer fees $2,274 and transfer agency per account fees $3,820, which are offset against an expense reimbursement currently in effect in the amount of $10,096.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2006, amounted to $27,053,859 and $18,552,023, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 2006, there were no open forward currency exchange contracts.

At September 30, 2006, the cost of investments for federal income tax purposes was $25,201,033;accordingly,accumulated net unrealized appreciation on investments was $2,200,760, consisting of $3,246,743 gross unrealized appreciation and $1,045,983 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Trustees Dreyfus Premier Natural Resources Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Natural Resources Fund (one of the funds comprising Dreyfus Premier Opportunity Funds) as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of September 30, 2006 and confirmation of securities not held by the custodian by correspondence with others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Natural Resources Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York November 10, 2006

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 6.75% of the ordinary dividends paid during the fiscal year ended September 30, 2006 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,451 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.Also, the fund designates $.5106 per share as a long-term capital gain distribution paid on December 19, 2005.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND's MANAGEMENT AGREEMENT (Unaudited)

At meetings of the Board of Trustees of the Company held on July 11-12, 2006, the Board considered the re-approval of the fund's Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the fund's Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Management Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund's management fee and expense ratio with a group of comparable funds (the "Expense Group") and with a broader group of funds (the "Expense Universe") that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended May 31, 2006. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund's expense ratio ranked in the fourth quintile (above the median) of the Expense Group and Expense Universe. The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.The Board noted the fund's small asset size and the effect that certain fixed costs can have on funds with lower assets.

The Board members also reviewed the reports prepared by Lipper that presented the fund's performance and placed significant emphasis on comparisons of performance to a group of comparable funds (the "Performance Group") that were composed of the same funds included in the Expense Group and to a broader group of funds (the "Performance Universe").The Manager also provided a comparison of the fund's calendar year total returns to the returns of its benchmark index. The Board noted that the fund's performance was below the medians of the Performance Group and Performance Universe for the 1- and 2-year periods ended May 31, 2006, although it was very favorable on an absolute basis.

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine

34

such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the analysis in light of the relevant circumstances for the fund, noting that economies of scale may be realized as the fund's assets increase and considering whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the fund's overall performance and generally superior service levels provided.The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the fund:

  The Board concluded that the nature,extent and quality of the services provided by the Manager to the fund are adequate and appropriate.
  The Board was satisfied with the fund's performance on an absolute basis.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (2000)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
Clifford L. Alexander, Jr. (73)
Board Member (2000)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 60
———————
Lucy Wilson Benson (79)
Board Member (2000)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 37

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
Whitney I. Gerard (71)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 35
———————
George L. Perry (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 35

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since April 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since April 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

40

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 6006AR0906

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,382 in 2005 and $70,585 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $14,175 in 2005 and $15,366 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,625 in 2005 and $9,178 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $535 in 2005 and $655 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $761,002 in 2005 and $443,981 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER OPPORTUNITY FUNDS

-	Dreyfus Premier Enterprise Fund

-	Dreyfus Premier Financial Services Fund

-	Dreyfus Premier Natural Resources Fund

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	November 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	November 28, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	November 28, 2006

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)